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                                                                    EXHIBIT 23.2


Board of Directors
Paravant Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                      /s/ KPMG LLP

Orlando, Florida
July 9, 1999